Supplement dated October 13, 1999
                     to Prospectus dated July 1, 1999
                            of ING Funds Trust

                   ING U. S. Treasury Money Market Fund
                          ING Money Market Fund

                             Class I Shares


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

* ING Funds Trust is currently offering only one of the two Funds listed in the Prospectus. The fund being offered is the ING Money Market Fund.
  The ING U.S. Treasury Money Market Fund, although listed in the Prospectus, is not being offered as of the date of this Supplement.

* The Funds will accept third party checks from qualified financial institutions, such as broker-dealers and investment advisers that are registered with the Securities and Exchange Commission, as well as insurance companies, banks, credit unions and thrift companies.


If you would like more information about ING Funds Trust call 877-INFO-ING or 877-463-6464.


                            ING-MMSUPP-I